UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2021

Griffin-American Healthcare REIT III, Inc.
(Continental Merger Sub, LLC, as successor by merger to Griffin-American Healthcare REIT III, Inc.)
(Exact name of registrant as specified in its charter)

Maryland	000-55434	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
c/o American Healthcare REIT, Inc.
18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                            Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Registration Rights Agreement

On October 1, 2021, at the consummation of the AHI Acquisition (as defined in Item 2.01 below), Griffin-American Healthcare REIT III, Inc., a Maryland corporation (the “Company”), and American Healthcare REIT Holdings, LP (formerly known as Griffin-American Healthcare REIT III Holdings, LP), a Delaware limited partnership (the “Surviving Partnership”), entered into a registration rights agreement with Griffin-American Strategic Holdings, LLC (“HoldCo”) (the “Registration Rights Agreement”), pursuant to which, subject to certain limitations therein, as promptly as practicable following the later of the expiration of (i) the period commencing on the closing of the AHI Acquisition and ending upon the earliest to occur of (A) the second anniversary date of the issuance of the units of limited partnership of the Surviving Partnership (the “Surviving Partnership OP Units”) issued in connection with the AHI Acquisition, (B) a change of control of Merger Sub (as defined in Item 2.01 below), and (C) the listing of shares of common stock of American Healthcare REIT, Inc. (formerly known as Griffin-American Healthcare REIT IV, Inc.), a Maryland corporation (“GAHR IV”), on a national securities exchange (the “Lock-Up Period”); and (ii) the date on which GAHR IV is eligible to file a registration statement (but in any event no later than 180 days after such date), GAHR IV, as the indirect parent company of the Surviving Partnership, is required to file a shelf registration statement with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, covering the resale of the shares of GAHR IV’s Class I common stock, $0.01 par value per share (“GAHR IV Common Stock”), issued or issuable in redemption of the Surviving Partnership OP Units that the Surviving Partnership issued as consideration in the AHI Acquisition. The Registration Rights Agreement also grants HoldCo (or any successor holder of such shares) demand rights to request additional registration statement filings as well as “piggyback” registration rights, in each case on or after the expiration of the Lock-Up Period.

The foregoing description of the Registration Rights Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Merger with GAHR IV

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2021 (the “Prior 8-K”), the Company, the Surviving Partnership, GAHR IV, its subsidiary Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership (“GAHR IV Operating Partnership”) and Continental Merger Sub, LLC (“Merger Sub”), a Maryland limited liability company and a wholly owned subsidiary of GAHR IV, entered into an Agreement and Plan of Merger on June 23, 2021 (the “Merger Agreement”).

The stockholders of the Company approved the REIT Merger (as defined below) contemplated by the Merger Agreement at the Company’s special meeting of stockholders held on September 30, 2021 (the “Special Meeting”) and the stockholders of GAHR IV approved the REIT Merger contemplated by the Merger Agreement at GAHR IV’s annual meeting of stockholders held on September 30, 2021.

On October 1, 2021, pursuant to the Merger Agreement, (i) the Company merged with and into Merger Sub, with Merger Sub being the surviving company (the “REIT Merger”), and (ii) GAHR IV Operating Partnership merged with and into the Surviving Partnership, with the Surviving Partnership being the surviving entity and being renamed American Healthcare REIT Holdings, LP (the “Partnership Merger” and, together with the REIT Merger, the “Merger”).

At the effective time of the REIT Merger, each issued and outstanding share of the Company’s common stock, $0.01 par value per share (“Company Common Stock”), converted into the right to receive 0.9266 shares of GAHR IV Common Stock.

At the effective time of the Partnership Merger, (i) each unit of partnership interest in the Surviving Partnership outstanding as of immediately prior to the effective time of the Partnership Merger converted automatically into the right to receive 0.9266 of a “Partnership Class I Unit” (as provided in the agreement of limited partnership of the Surviving Partnership) of the Surviving Partnership and (ii) each unit of partnership interest in GAHR IV Operating Partnership outstanding as of immediately prior to the effective time of the Partnership Merger converted automatically into the right to receive one unit of limited partnership interest of the Surviving Partnership of like class.

The REIT Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

AHI Acquisition

As previously disclosed in the Prior 8-K, the Company, the Surviving Partnership, Griffin Capital Company, LLC (“Griffin”), American Healthcare Investors, LLC (“AHI” and together with Griffin, the “Sponsors” and each a “Sponsor”), Platform Healthcare Investor T-II, LLC, Flaherty Trust, Jeffrey T. Hanson, Danny Prosky and Mathieu B. Streiff (Messrs. Hanson, Prosky and Streiff, collectively, the “AHI Principals”) entered into a Contribution Agreement on June 23, 2021 (the “Contribution Agreement”). As of October 1, 2021, upon consummation of the transactions contemplated thereby, the Surviving Partnership employs all of AHI’s workforce, which was previously responsible for the management and day-to-day real estate and accounting operations of the Company and GAHR IV, and the Combined Company (as defined below) became self-managed. We refer to this transaction as the “AHI Acquisition” for purposes of this Current Report on Form 8-K.

On October 1, 2021, pursuant to the Contribution Agreement, AHI contributed substantially all of its business and operations to the Surviving Partnership, including its interest in the Company’s and GAHR IV’s external advisor entities, and Griffin contributed its current ownership interest in the Company’s and GAHR IV’s external advisor entities to the Surviving Partnership. In exchange for these contributions, the Surviving Partnership issued Surviving Partnership OP Units to HoldCo, which is a Delaware limited liability company and a wholly owned subsidiary of the Sponsors. Subject to working capital and other customary adjustments, the total approximate value of these Surviving Partnership OP Units at the time of consummation of the transactions contemplated by the Contribution Agreement was approximately $131,674,000, with a reference value for purposes thereof of $8.71 per unit, such that the Surviving Partnership issued approximately 15,117,529 Surviving Partnership OP Units as consideration. We refer to this as the “Closing Date Consideration” for purposes of this Current Report on Form 8-K.

In addition to the Closing Date Consideration, GAHR IV, as successor to the Company, may in the future pay cash “earnout” consideration to AHI based on the fees that GAHR IV may earn from its potential sponsorship of, and investment advisory services rendered to, American Healthcare RE Fund, L.P., a healthcare-related, real-estate-focused, private investment fund currently under consideration by AHI. We refer to this as the “Earnout Consideration” for purposes of this Current Report on Form 8-K. The Earnout Consideration is uncapped in amount and, if ever payable by GAHR IV to AHI, will be due on the seventh anniversary of the closing of the AHI Acquisition (subject to acceleration in certain events, including if GAHR IV achieves certain fee-generation milestones from its sponsorship of the private investment fund). AHI’s ability to receive the Earnout Consideration is also subject to vesting conditions relating to the private investment fund’s deployed equity capital and the continuous employment of at least two of the AHI Principals throughout the vesting period.

The foregoing description of the Contribution Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K.

The combined company (the “Combined Company”) following the Merger and the AHI Acquisition is named “American Healthcare REIT, Inc.”

Item 3.03 Material Modification to Rights of Security Holders.

As a result of and at the effective time of the REIT Merger, (i) holders of Company Common Stock immediately prior to such time ceased having any rights as stockholders of the Company (other than their right to receive 0.9266 of a share of GAHR IV Common Stock under the Merger Agreement).

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01 Change in Control of Registrant.

As a result of and at the effective time of the REIT Merger, a change in control of the Company occurred and the Company merged with and into Merger Sub and the separate corporate existence of the Company ceased.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the REIT Merger and pursuant to the Merger Agreement, as described in Item 2.01 of this Current Report on Form 8-K, the Company ceased to exist and Merger Sub continued as the surviving corporation. All members of the board of directors of the Company ceased to be directors at the effective time of the REIT Merger by operation of the REIT Merger. The departure of the directors was in connection with the REIT Merger and was not due to any disagreement or dispute with the Company on any matter.

Offer Letters with Jeffrey T. Hanson, Danny Prosky, Mathieu B. Streiff and Brian S. Peay

On October 1, 2021, immediately prior to the closing of the AHI Acquisition, the Company (through a wholly owned subsidiary) entered into offer letters with each of Mr. Hanson, Mr. Prosky, Mr. Streiff and Brian S. Peay, the Company’s chief financial officer, relating to their employment with the Company following the closing of the AHI Acquisition and relating to their employment with GAHR IV following the consummation of the REIT Merger. Upon the closing of the REIT Merger, GAHR IV indirectly assumed (by virtue of the REIT Merger and its acquisition of the Company’s wholly owned subsidiary that is party to the offer letters) the Company’s obligations under these offer letters.

Mr. Hanson’s Offer Letter

The offer letter with Mr. Hanson provides as follows:

•Position and Reporting Line. Mr. Hanson will serve as the executive chairman of the Company (now the executive chairman of GAHR IV as a result of the closing of the REIT Merger). In that capacity, he will report to the Company’s board of directors (now the GAHR IV board of directors as a result of the closing of the REIT Merger).

•Annual Base Salary. Mr. Hanson will receive an annual base salary of $425,000.

•2021 Annual Bonus and Future Annual Bonus Opportunities.

◦2021 Bonus. Mr. Hanson’s 2021 annual cash bonus will be an amount determined by the Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) based on Mr. Hanson’s target bonus amount for 2022, as described below, prorated for the number of days from the closing of the REIT Merger through December 31, 2021.

◦Future Annual Bonus Opportunities. Beginning in 2022, Mr. Hanson will be eligible for an annual cash performance bonus with a target amount equal to 100% of his annual base salary. The Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) will determine his actual bonus amount (which may be less than, equal to or greater than his target amount) based on his performance against goals established by such board of directors (or a committee thereof), with 70% of his annual bonus to be based on his achievement against “corporate performance” goals and 30% of his annual bonus to be based on his performance against “individual performance” goals. The corporate-performance goals will include the Company’s (now GAHR IV as a result of the closing of the REIT Merger) “modified funds from operations” (“MFFO”) per share, its net-debt-to-earnings before interest, taxes, depreciation and amortization (“EBITDA”) ratio and its same-property net-operating-income growth, as well as any similar goals as determined by the board of directors (or a committee thereof). Mr. Hanson’s maximum annual bonus eligibility is 150% of his target amount.

•Equity Grants.

◦Initial Equity Grants. Under GAHR IV’s 2015 Incentive Plan (as a result of the closing of the REIT Merger), Mr. Hanson will receive initial grants of time-based restricted stock and performance-based restricted stock units (such restricted stock units referred to under GAHR IV’s 2015 Incentive Plan as “Deferred Stock,” and hereinafter referred to as “RSUs”) (representing the right to receive shares of Class T common stock of GAHR IV upon vesting) as follows:

▪Mr. Hanson will receive time-based-vesting restricted GAHR IV Class T common shares with a grant-date value of $637,500. These restricted shares vest in three equal annual installments, with the first one-third installment vesting on October 1, 2022, the second one-third installment vesting on October 1, 2023 and the final one-third installment vesting on October 1, 2024 (subject to continuous employment through each vesting date).

▪Mr. Hanson will also receive performance-based-vesting RSUs with a grant-date value of $212,500. These RSUs will cliff vest in the first quarter of 2025 (subject to continuous employment through that vesting date), with the amount of RSUs then vesting to be based on GAHR IV’s (as a result of the closing of the REIT Merger) relative MFFO per share ranking over the three-year period ending December 31, 2024 versus a company peer group. Mr. Hanson will vest into 50% of the RSUs subject to this grant if GAHR IV achieves a “threshold” level of MFFO per share, which is MFFO-per-share performance that is 3.0% less than the peer group’s MFFO-per-share performance (with no RSUs vesting if GAHR IV’s MFFO-per-share performance is worse than this amount); 100% of the RSUs if GAHR IV achieves “target” performance, which is MFFO-per-share performance equal to the peer group’s MFFO-per-share performance; and 200% of the RSUs if GAHR IV achieves “maximum” performance, which is MFFO-per-share performance that is 3.0% or greater than the peer group’s MFFO-per-share performance. There will be linear interpolation between MFFO-per-share performance levels.

◦Future Annual Equity Grants. Beginning in 2022 and annually thereafter (subject to his continued employment and the approval of the GAHR IV (as a result of the closing of the REIT Merger) board of directors or a committee thereof), Mr. Hanson will receive additional annual equity grants with a grant-date value of not less than $850,000.

•At-Will Employment. Mr. Hanson’s employment is at will, such that the Company (now GAHR IV as a result of the closing of the REIT Merger) or Mr. Hanson can terminate his employment at any time and for any reason.

Mr. Prosky’s Offer Letter

The offer letter with Mr. Prosky provides as follows:

•Position and Reporting Line. Mr. Prosky will serve as the chief executive officer and president of the Company (now the chief executive officer and president of GAHR IV as a result of the closing of the REIT Merger). In that capacity, he will report to the Company’s board of directors (now the GAHR IV board of directors as a result of the closing of the REIT Merger).

•Annual Base Salary. Mr. Prosky will receive an annual base salary of $750,000.

•2021 Annual Bonus and Future Annual Bonus Opportunities.

◦2021 Bonus. Mr. Prosky’s 2021 annual cash bonus will be an amount determined by the Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) based on Mr. Prosky’s target bonus amount for 2022, as described below, prorated for the number of days from the closing of the REIT Merger through December 31, 2021.

◦Future Annual Bonus Opportunities. Beginning in 2022, Mr. Prosky will be eligible for an annual cash performance bonus with a target amount equal to 100% of his annual base salary. The Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) will determine his actual bonus amount (which may be less than, equal to or greater than his target amount) based on his performance against goals established by such board of directors (or a committee thereof), with 70% of his annual bonus to be based on his achievement against “corporate performance” goals and 30% of his annual bonus to be based on his performance against “individual performance” goals. The corporate-performance goals will include the Company’s (now GAHR IV as a result of the closing of the REIT Merger) MFFO per share, its net-debt-to-EBITDA ratio and its same-property net-operating-income growth, as well as any similar goals as determined by the board of directors (or a committee thereof). Mr. Prosky’s maximum annual bonus eligibility is 150% of his target amount.

•Equity Grants.

◦Initial Equity Grants. Mr. Prosky will receive initial grants of time-based restricted stock and performance-based RSUs under GAHR IV’s 2015 Incentive Plan (as a result of the closing of the REIT Merger), as follows:

▪Mr. Prosky will receive time-based-vesting restricted GAHR IV Class T common shares with a grant-date value of $1,500,000. These restricted shares vest in three equal annual installments, with the first one-third installment vesting on October 1, 2022, the second one-third installment vesting on October 1, 2023 and the final one-third installment vesting on October 1, 2024 (subject to continuous employment through each vesting date).

▪Mr. Prosky will also receive performance-based-vesting RSUs with a grant-date value of $500,000. These RSUs will cliff vest in the first quarter of 2025 (subject to continuous employment through that vesting date), with the amount of RSUs then vesting to be based on GAHR IV’s (as a result of the closing of the REIT Merger) relative MFFO per share ranking over the three-year period ending December 31, 2024 versus a company peer group. Mr. Prosky will vest into 50% of the RSUs subject to this grant if GAHR IV achieves a “threshold” level of MFFO per share, which is MFFO-per-share performance that is 3.0% less than the peer group’s MFFO-per-share performance (with no RSUs vesting if GAHR IV’s MFFO-per-share performance is worse than this amount); 100% of the RSUs if GAHR IV achieves “target” performance, which is MFFO-per-share performance equal to the peer group’s MFFO-per-share performance; and 200% of the RSUs if GAHR IV achieves “maximum” performance, which is MFFO-per-share performance that is 3.0% or greater than the peer group’s MFFO-per-share performance. There will be linear interpolation between MFFO-per-share performance levels.

◦Future Annual Equity Grants. Beginning in 2022 and annually thereafter (subject to his continued employment and the approval of the GAHR IV (as a result of the closing of the REIT Merger) board of directors or a committee thereof), Mr. Prosky will receive additional annual equity grants with a grant-date value of not less than $2,000,000.

•At-Will Employment. Mr. Prosky’s employment is at will, such that the Company (now GAHR IV as a result of the closing of the REIT Merger) or Mr. Prosky can terminate his employment at any time and for any reason.

Mr. Streiff’s Offer Letter

The offer letter with Mr. Streiff provides as follows:

•Position and Reporting Line. Mr. Streiff will serve as the chief operating officer of the Company (now the chief operating officer of GAHR IV as a result of the closing of the REIT Merger). In that capacity, he will report to the chief executive officer of the Company (now the chief executive officer of GAHR IV as a result of the closing of the REIT Merger).

•Annual Base Salary. Mr. Streiff will receive an annual base salary of $425,000.

•2021 Annual Bonus and Future Annual Bonus Opportunities.

◦2021 Bonus. Mr. Streiff’s 2021 annual cash bonus will be an amount determined by the Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) based on Mr. Streiff’s target bonus amount for 2022, as described below, prorated for the number of days from the closing of the REIT Merger through December 31, 2021.

◦Future Annual Bonus Opportunities. Beginning in 2022, Mr. Streiff will be eligible for an annual cash performance bonus with a target amount equal to 100% of his annual base salary. The Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) will determine his actual bonus amount (which may be less than, equal to or greater than his target amount) based on his performance against goals established by such board of directors (or a committee thereof), with 70% of his annual bonus to be based on his achievement against “corporate performance” goals and 30% of his annual bonus to be based on his performance against “individual performance” goals. The corporate-performance goals will include the Company’s (now GAHR IV as a result of the closing of the REIT Merger) MFFO per share, its net-debt-to-EBITDA ratio and its same-property net-operating-income growth, as well as any similar goals as determined by the board of directors (or a committee thereof). Mr. Streiff’s maximum annual bonus eligibility is 150% of his target amount.

•Equity Grants.

◦Initial Equity Grants. Mr. Streiff will receive initial grants of time-based restricted stock and performance-based RSUs under GAHR IV’s 2015 Incentive Plan (as a result of the closing of the REIT Merger), as follows:

▪Mr. Streiff will receive time-based-vesting restricted GAHR IV Class T common shares with a grant-date value of $637,500. These restricted shares vest in three equal annual installments, with the first one-third installment vesting on October 1, 2022, the second one-third installment vesting on October 1, 2023 and the final one-third installment vesting on October 1, 2024 (subject to continuous employment through each vesting date).

▪Mr. Streiff will also receive performance-based-vesting RSUs with a grant-date value of $212,500. These RSUs will cliff vest in the first quarter of 2025 (subject to continuous employment through that vesting date), with the amount of RSUs then vesting to be based on GAHR IV’s (as a result of the closing of the REIT Merger) relative MFFO per share ranking over the three-year period ending December 31, 2024 versus a company peer group. Mr. Streiff will vest into 50% of the RSUs subject to this grant if GAHR IV achieves a “threshold” level of MFFO per share, which is MFFO-per-share performance that is 3.0% less than the peer group’s MFFO-per-share performance (with no RSUs vesting if GAHR IV’s MFFO-per-share performance is worse than this amount); 100% of the RSUs if GAHR IV achieves “target” performance, which is MFFO-per-share performance equal to the peer group’s MFFO-per-share performance; and 200% of the RSUs if GAHR IV achieves “maximum” performance, which is MFFO-per-share performance that is 3.0% or greater than the peer group’s MFFO-per-share performance. There will be linear interpolation between MFFO-per-share performance levels.

◦Future Annual Equity Grants. Beginning in 2022 and annually thereafter (subject to his continued employment and the approval of the GAHR IV (as a result of the closing of the REIT Merger) board of directors or a committee thereof), Mr. Streiff will receive additional annual equity grants with a grant-date value of not less than $850,000.

•At-Will Employment. Mr. Streiff’s employment is at will, such that the Company (now GAHR IV as a result of the closing of the REIT Merger) or Mr. Streiff can terminate his employment at any time and for any reason.

Mr. Peay’s Offer Letter

The offer letter with Mr. Peay provides as follows:

•Position and Reporting Line. Mr. Peay will serve as the chief financial officer of the Company (now the chief financial officer of GAHR IV as a result of the closing of the REIT Merger). In that capacity, he will report to the chief executive officer of the Company (now the chief executive officer of GAHR IV as a result of the closing of the REIT Merger).

•Annual Base Salary. Mr. Peay will receive an annual base salary of $475,000.

•2021 Annual Bonus and Future Annual Bonus Opportunities.

◦2021 Bonus. Mr. Peay’s 2021 annual cash bonus will be an amount determined by the Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) based on Mr. Peay’s target bonus amount for 2022, as described below, prorated for the number of days from the closing of the REIT Merger through December 31, 2021.

◦Future Annual Bonus Opportunities. Beginning in 2022, Mr. Peay will be eligible for an annual cash performance bonus with a target amount equal to 100% of his annual base salary. The Company’s board of directors or a committee thereof (now the GAHR IV board of directors or a committee thereof as a result of the closing of the REIT Merger) will determine his actual bonus amount (which may be less than, equal to or greater than his target amount) based on his performance against goals established by such board of directors (or a committee thereof), with 70% of his annual bonus to be based on his achievement against “corporate performance” goals and 30% of his annual bonus to be based on his performance against “individual performance” goals. The corporate-performance goals will include the Company’s (now GAHR IV as a result of the closing of the REIT Merger) MFFO per share, its net-debt-to-EBITDA ratio and its same-property net-operating-income growth, as well as any similar goals as determined by the board of directors (or a committee thereof). Mr. Peay’s maximum annual bonus eligibility is 150% of his target amount.

•Equity Grants.

◦Initial Equity Grants. Mr. Peay will receive initial grants of time-based restricted stock and performance-based RSUs under GAHR IV’s 2015 Incentive Plan (as a result of the closing of the REIT Merger), as follows:

▪Mr. Peay will receive time-based-vesting restricted GAHR IV Class T common shares with a grant-date value of $562,500. These restricted shares vest in three equal annual installments, with the first one-third installment vesting on October 1, 2022, the second one-third installment vesting on October 1, 2023 and the final one-third installment vesting on October 1, 2024 (subject to continuous employment through each vesting date).

▪Mr. Peay will also receive performance-based-vesting RSUs with a grant-date value of $187,500. These RSUs will cliff vest in the first quarter of 2025 (subject to continuous employment through that vesting date), with the amount of RSUs then vesting to be based on GAHR IV’s (as a result of the closing of the REIT Merger) relative MFFO per share ranking over the three-year period ending December 31, 2024 versus a company peer group. Mr. Peay will vest into 50% of the RSUs subject to this grant if GAHR IV achieves a “threshold” level of MFFO per share, which is MFFO-per-share performance that is 3.0% less than the peer group’s MFFO-per-share performance (with no RSUs vesting if GAHR IV’s MFFO-per-share performance is worse than this amount); 100% of the RSUs if GAHR IV achieves “target” performance, which is MFFO-per-share performance equal to the peer group’s MFFO-per-share performance; and 200% of the RSUs if GAHR IV achieves “maximum” performance, which is MFFO-per-share performance that is 3.0% or greater than the peer group’s MFFO-per-share performance. There will be linear interpolation between MFFO-per-share performance levels.

◦Future Annual Equity Grants. Beginning in 2022 and annually thereafter (subject to his continued employment and the approval of the GAHR IV (as a result of the closing of the REIT Merger) board of directors or a committee thereof), Mr. Peay will receive additional annual equity grants with a grant-date value of not less than $750,000.

•At-Will Employment. Mr. Peay’s employment is at will, such that the Company (now GAHR IV as a result of the closing of the REIT Merger) or Mr. Peay can terminate his employment at any time and for any reason.

The foregoing summaries of Messrs. Hanson’s, Prosky’s, Streiff’s and Peay’s offer letters contained in this Item 5.02 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text and incorporated herein by reference of their offer letters, copies of which are filed as Exhibit 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2021, at the Special Meeting, the Company’s stockholders approved Articles of Amendment to the charter of the Company (the “Articles of Amendment”) to do the following: (i) remove the provisions related to “Roll-Up Transactions”; and (ii) remove the limitations relating to (A) collection of an internalization fee and (B) the acquisition of an asset from the Company’s sponsor, external advisor, any Company director or any affiliate thereof in excess of the asset’s current appraised value. For a further description of the Articles of Amendment, please refer to the definitive joint proxy statement/prospectus filed by the Company with the SEC on July 30, 2021.

On October 1, 2021, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland, and the Articles of Amendment became effective upon filing. A copy of the Articles of Amendment is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2021, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on the following proposals: (i) to approve the merger of the Company with and into Merger Sub, pursuant to the Merger Agreement (the “Merger Proposal”); (ii) to approve the Articles of Amendment to (A) remove the provisions related to “Roll-Up Transactions”; and (B) remove the limitations relating to (1) collection of an internalization fee and (2) the acquisition of an asset from the Company’s sponsor, external advisor, any Company director or any affiliate thereof in excess of the asset’s current appraised value (collectively, the “Charter Amendment Proposals”); and (iii) to approve any adjournments of the Special Meeting for the purposes of soliciting additional proxies if there were not sufficient votes at the Special Meeting to approve the Merger Proposal or any of the Charter Amendment Proposals, if necessary or appropriate, as determined by the chair of the Special Meeting.

Each of the proposals was approved by the stockholders of the Company by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1. To approve the merger of the Company with and into Merger Sub, pursuant to the Merger Agreement:

For	Against	Abstain
104,571,811	2,470,264	4,398,454

Proposal 2(a). To approve the Articles of Amendment to remove the provisions related to “Roll-Up Transactions”:

For	Against	Abstain
102,603,290	2,924,592	5,912,647

Proposal 2(b). To approve the Articles of Amendment to remove the limitations relating to (1) collection of an internalization fee and (2) the acquisition of an asset from the Company’s sponsor, external advisor, any Company director or any affiliate thereof in excess of the asset’s current appraised value:

For	Against	Abstain
101,186,906	4,104,579	6,149,044

Proposal 3. To approve any adjournments of the Special Meeting for the purposes of soliciting additional proxies if there were not sufficient votes at the Special Meeting to approve the Merger Proposal or any of the Charter Amendment Proposals, if necessary or appropriate, as determined by the chair of the Special Meeting:

For	Against	Abstain
104,040,239	3,349,794	5,372,109

No other proposals were submitted to a vote of the stockholders of the Company at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On October 1, 2021, the Company and GAHR IV issued a joint press release announcing the closing of the Merger pursuant to the Merger Agreement as well as the AHI Acquisition pursuant to the Contribution Agreement, both as described in detail in Item 2.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated June 23, 2021, by and among Griffin-American Healthcare REIT IV, Inc., Griffin-American Healthcare REIT IV Holdings, LP, Continental Merger Sub, LLC, Griffin-American Healthcare REIT III, Inc. and Griffin-American Healthcare REIT III Holdings, LP (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 000-55434), filed on June 24, 2021)

2.2
Contribution Agreement, dated June 23, 2021, by and among Griffin-American Healthcare REIT III, Inc., Griffin-American Healthcare REIT III Holdings, LP, Griffin Capital Company, LLC, American Healthcare Investors, LLC, Platform Healthcare Investor T-II, LLC, Flaherty Trust, Jeffrey T. Hanson, Danny Prosky and Mathieu B. Streiff (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 000-55434), filed on June 24, 2021)

3.1	Articles of Amendment of Griffin-American Healthcare REIT III, Inc.
10.1	Registration Rights Agreement, dated October 1, 2021, by and between Griffin-American Healthcare REIT III, Inc. and Griffin-American Healthcare REIT III Holdings, LP
10.2	Offer Letter dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Jeffrey T. Hanson
10.3	Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Danny Prosky
10.4	Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Mathieu B. Streiff
10.5	Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Brian S. Peay
99.1	Joint Press Release, dated October 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Merger Sub, LLC (as successor by merger to Griffin-American Healthcare REIT III, Inc.)
By: American Healthcare REIT, Inc. (f/k/a Griffin-American Healthcare REIT IV, Inc.), a Maryland corporation, its sole member

October 1, 2021	By: /s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President